U.S. Bancorp 3Q11 Earnings Conference Call U.S. Bancorp 3Q11 Earnings Conference Call October 19, 2011 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued
deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q11 Earnings
Conference Call
3Q11 Highlights
Record net income of $1.3 billion; $0.64 per diluted common share
Record total net revenue of $4.8 billion, up 4.5% vs. 3Q10
• Net interest income growth of 5.9% vs. 3Q10
• Noninterest income growth of 2.9% vs. 3Q10
Average loan growth of 5.0% (4.5% excluding acquisitions) vs. 3Q10 and average loan growth of 1.7% vs. 2Q11
Strong average low cost deposit
1
growth of 23.2% (18.3% excluding
acquisitions) vs. 3Q10 and average low cost deposit growth of 4.7% vs. 2Q11
Net charge-offs declined 10.4% vs. 2Q11 and nonperforming assets (excluding covered assets) declined 6.9% vs. 2Q11
Capital generation continues to strengthen capital position
• Tier 1 common equity ratio of 8.5% (8.2% under anticipated Basel III guidelines)
• Tier 1 capital ratio of 10.8%
• Repurchased 13 million shares of common stock during 3Q11
1
Low cost deposits consist of noninterest-bearing, interest checking, money market and savings deposits

3Q11 Earnings
Conference Call
Performance Ratios
16.1% 15.9%
14.5%
13.7%
12.8%
1.57%
1.54%
1.38%
1.31%
1.26%
0%
5%
10%
15%
20%
3Q10 4Q10 1Q11 2Q11 3Q11
0%
1%
2%
3%
4%
51.5%
51.6%
51.1%
52.5%
51.9%
3.65%
3.67%
3.69%
3.83%
3.91%
30%
40%
50%
60%
70%
3Q10 4Q10 1Q11 2Q11 3Q11
1%
2%
3%
4%
5%
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

3Q11 Earnings
Conference Call
3Q11  2Q11  1Q11  4Q10  3Q10
Shareholders' equity 33.2 $      32.5 $      30.5 $      29.5 $      29.2 $
Tier 1 capital 28.1         27.8         26.8         25.9         24.9
Total risk-based capital 35.4         35.1         34.2         33.0         32.3
Tier 1 common equity ratio 8.5% 8.4% 8.2% 7.8% 7.6%
Tier 1 capital ratio 10.8% 11.0% 10.8% 10.5% 10.3%
Total risk-based capital ratio 13.5% 13.9% 13.8% 13.3% 13.3%
Leverage ratio 9.0% 9.2% 9.0% 9.1% 9.0%
Tangible common equity ratio 6.6% 6.5% 6.3% 6.0% 6.2%
Tangible common equity as a
    percent of risk-weighted assets 8.1% 8.0% 7.6% 7.2% 7.2%
Capital Position
$ in billions

3Q11 Earnings
Conference Call
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
3Q11 Acquisition Adjusted
Loan Growth = 4.5%
Deposit Growth = 13.2%
2.4%
$197.6
4.0%
$198.8
5.0%
$202.2
5.8%
$192.5
2.0%
$195.5
11.9%
$204.3
14.2%
$209.4
17.9%
$215.4
9.8%
$182.7
5.2%
$190.3
$ in billions
150
170
190
210
230
3Q10 4Q10 1Q11 2Q11 3Q11
Loans Deposits

3Q11 Earnings
Conference Call
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
7.9% 7.9% 4.6% 3.8% 4.5%
$ in millions
4,587
4,721
4,519
4,690
4,795
3,000
3,500
4,000
4,500
5,000
3Q10 4Q10 1Q11 2Q11 3Q11

3Q11 Earnings
Conference Call
Credit Quality
$ in millions, linked quarter change
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
Change in Net Charge-offs Change in Nonperforming Assets*
NCO $ Change (Left Scale)
NCO % Change (Right Scale)
NPA $ Change (Left Scale)
NPA % Change (Right Scale)
103 68
(21)
25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357
(261)
(119)
(171)
(58)
(212)
(132)
(159)
(78)
(217)
(58)
(226)
-10%
-7%
-14%
-6%
-11%
-2%
2%
7%
12%
18%
25%
27%
26%
35%
30%
-160
-80
0
80
160
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
-40%
-20%
0%
20%
40%
-7%
-6%
22%
34%
31%
33%
37%
23%
12%
5%
2%
-7%
-5%
-6%
-5%
-800
-400
0
400
800
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
-40%
-20%
0%
20%
40%

3Q11 Earnings
Conference Call
Credit Quality - Outlook
The Company expects the level of Net Charge-offs and Nonperforming
Assets to trend lower during 4Q11
Delinquencies* Changes in Criticized Assets*
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
1Q11 change in criticized assets excludes FCB acquisition
0.69%
1.06%
1.04%
1.18%
1.62%
1.70%
1.45%
1.44%
1.48%
1.34%
1.11%
1.00%
1.04%
0.84%
0.72%
0.43%
0.43%
0.41%
0.46%
0.56%
0.68%
0.72%
0.78%
0.88%
0.78%
0.72%
0.66%
0.61%
0.52%
0.44%
0.0%
0.5%
1.0%
1.5%
2.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
30 to 89 days 90+ days
-8%
-9%
-1%
-11%
-8%
18%
23%
16%
36%
28%
0%
6%
0%
-1%
-16%
-40.0%
-20.0%
0.0%
20.0%
40.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

3Q11 Earnings
Conference Call
Credit Quality - Reserves
Allowance for Credit Losses
Allowance for Credit Losses Provision/NCO's
$ in millions
5,536 5,439 5,264 4,986 4,571 4,105 3,639 2,898 2,648 2,435 2,260
5,540 5,531 5,498 5,308 5,190
78%
77%
94%
97%
100%
102%
115%
125%
140%
150%
167%
200%
150%
151%
166%
100%
0
1,500
3,000
4,500
6,000
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
60%
95%
130%
165%
200%

3Q11 Earnings
Conference Call
YTD YTD
3Q11 2Q11 3Q10 vs 2Q11 vs 3Q10 2011 2010 % B/(W)
Net Interest Income 2,624 $    2,544 $    2,477 $    3.1           5.9           7,675 $    7,289 $    5.3
Noninterest Income 2,171       2,146       2,110       1.2           2.9           6,329       6,138       3.1
Total Revenue 4,795       4,690       4,587       2.2           4.5           14,004     13,427     4.3
Noninterest Expense 2,476       2,425       2,385       (2.1)          (3.8)          7,215       6,898       (4.6)
Operating Income 2,319       2,265       2,202       2.4           5.3           6,789       6,529       4.0
Net Charge-offs 669          747          995          10.4         32.8         2,221       3,244       31.5
Excess Provision (150)         (175)         -               -- -- (375)         200          --
Income before Taxes 1,800       1,693       1,207       6.3           49.1         4,943       3,085       60.2
Applicable Income Taxes 548          514          313          (6.6)          (75.1)        1,483       776          (91.1)
Noncontrolling Interests 21            24            14            (12.5)        50.0         62            34            82.4
Net Income 1,273       1,203       908          5.8           40.2         3,522       2,343       50.3
Preferred Dividends/Other 36            36            37            -             2.7           115          (38)           --
NI to Common 1,237 $    1,167 $    871 $       6.0           42.0         3,407 $    2,381 $    43.1
Diluted EPS 0.64 $      0.60 $      0.45 $      6.7           42.2         1.77 $      1.24 $      42.7
Average Diluted Shares 1,922       1,929       1,920       0.4           (0.1)          1,926       1,920       (0.3)
% B/(W)
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis

3Q11 Earnings
Conference Call
3Q11 Results - Key Drivers
vs. 3Q10
Net Revenue growth of 4.5%
• Net interest income growth of 5.9%; net interest margin of 3.65% vs. 3.91%
• Noninterest income growth of 2.9%
Noninterest expense growth of 3.8%
Provision for credit losses lower by $476 million
• Net charge-offs lower by $326 million
• Provision lower than NCOs by $150 million vs. provision equal to NCOs in 3Q10
vs. 2Q11
Net Revenue growth of 2.2%
• Net interest income growth of 3.1%; net interest margin of 3.65% vs. 3.67%
• Noninterest income growth of 1.2%
Noninterest expense growth of 2.1%
Provision for credit losses lower by $53 million
• Net charge-offs lower by $78 million
• Provision lower than NCOs by $150 million vs. provision lower than NCOs by $175 million in 2Q11

3Q11 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 3Q10
Average earning assets grew by $34.4 billion,
or 13.6% (13.2% excluding acquisitions)
Net interest margin lower by 26 bp (3.65% vs.
3.91%) driven by:
• Higher balances in lower yielding investment
securities
• Higher cash position at the Federal Reserve
vs. 2Q11
Average earning assets grew by $8.7 billion,
or 3.1%
Net interest margin lower by 2 bp (3.65% vs.
3.67%) driven by:
• Higher balances in lower yielding investment
securities
Year-Over-Year Growth
14.8% 5.9% 4.3% 5.6% 5.9%
2,477
2,499
2,507
2,544
2,624
3.91%
3.83%
3.69%
3.67%
3.65%
1,500
1,800
2,100
2,400
2,700
3Q10 4Q10 1Q11 2Q11 3Q11
2.0%
3.0%
4.0%
5.0%
6.0%
Net Interest Income Net Interest Margin

3Q11 Earnings
Conference Call
Covered Commercial CRE Res Mtg Retail Credit Card
Average Loans
Average Loans Key Points
$ in billions
Year-Over-Year Growth
5.8% 2.0% 2.4% 4.0% 5.0%
$202.2
$192.5 $195.5 $197.6 $198.8
Retail
Res Mtg
Covered
CRE
Commercial
vs. 3Q10
Average total loans grew by $9.7 billion, or 5.0%
(4.5% excluding acquisitions)
Average total loans, excluding covered loans,
were higher by 7.6%
Average commercial loans increased $5.6 billion,
or 11.9% (11.7% excluding acquisitions)
vs. 2Q11
Average total loans grew by $3.4 billion, or 1.7%
Average total loans, excluding covered loans,
were higher by 2.3%
Average commercial loans grew by $2.3 billion,
or 4.6%
Credit Card
11.9%
8.0%
3.0% (4.5%) (8.7%)
4.0%
3.9% 3.0% 1.6% 1.1%
22.0%
22.0%
20.3%
15.8%
14.3%
(2.7%)
(2.7%)
(1.5%)
0.0%
7.3%
1.1%
1.9%
1.9%
3.1%
2.2%
0
60
120
180
240
3Q10 4Q10 1Q11 2Q11 3Q11

3Q11 Earnings
Conference Call
Average Deposits
1.0%
5.1% 1.9%
(7.4%) (0.8%)
17.4%
11.8%
11.6%
2.9% 13.8%
11.0%
17.3% 17.2%
17.5%
17.8%
47.5% 22.1%
16.3%
4.8%
7.4%
0
60
120
180
240
3Q10 4Q10 1Q11 2Q11 3Q11
Average Deposits Key Points
$ in billions
Year-Over-Year Growth
9.8% 5.2% 11.9% 14.2% 17.9%
$215.4
$182.7
$190.3
$204.3
$209.4
Noninterest
-bearing
Checking
& Savings
Time
Money
Market
vs. 3Q10
Average total deposits increased by $32.7
billion, or 17.9% (13.2% excluding acquisitions)
Average low cost deposits (NIB, interest
checking, money market and savings),
increased by $32.3 billion, or 23.2% (18.3%
excluding acquisitions)
vs. 2Q11
Average total deposits increased by $6.0
billion, or 2.8%
Average low cost deposits increased by $7.7
billion, or 4.7%
Time Money Market Checking & Savings Noninterest-bearing

3Q11 Earnings
Conference Call
3Q10 4Q10 1Q11 2Q11 3Q11
Valuation losses (9) $        (14) $      (5) $        (8) $        (9) $
Other non-operating gains -             103         46           -             -
Total (9) $        89 $        41 $        (8) $        (9) $
Notable Noninterest Income Items
All Other Mortgage Service Charges Trust & Inv Mgmt Payments
Noninterest Income
Noninterest Income Key Points
$ in millions
Year-Over-Year Growth
0.8% 10.2% 4.9% 1.7% 2.9%
$2,146 $2,110
$2,171
$2,222
$2,012
Trust &
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 3Q10
Noninterest income grew by $61 million, or 2.9%,
driven by:
• Payments revenue (6.0% growth)
• Service charges (7.7% growth)
• Commercial products revenue (7.6% growth)
• Lower Trust and Inv Mgmt fees (9.7% decline) primarily
due to the sale of the long-term asset mgmt business
(4Q10) and money market account fee waivers
• Mortgage banking revenue decrease of $65 million
31% decrease in production volume
Favorable net change in MSR valuation and related hedging
(hedge $7 3Q11 vs. $1 3Q10)
vs. 2Q11
Noninterest income grew by $25 million, or 1.2%,
driven by:
• Payments revenue (2.6% growth) primarily due to
seasonally higher corporate payments revenue
• Deposit service charges (13.0% growth) due to higher
transaction volumes and product redesign initiatives
• Lower Trust and Inv Mgmt fees (6.6% decline) primarily
due to the impact of market conditions and money
market account fee waivers
• Mortgage banking revenue increase of $6 million
43% increase in production volume
Unfavorable net change in MSR valuation and related hedging
(hedge $7 3Q11 vs. $81 2Q11)
21.4%
(21.0%)
7.7%
(9.7%)
6.0%
0
700
1400
2100
2800
3Q10 4Q10 1Q11 2Q11 3Q11

3Q11 Earnings
Conference Call
Noninterest Expense
(5.8%)
1.6%
6.9%
10.0%
7.0%
0
700
1400
2100
2800
3Q10 4Q10 1Q11 2Q11 3Q11
Noninterest Expense Key Points
$ in millions
Year-Over-Year Growth
16.2% 11.5% 8.3% 2.0% 3.8%
$2,425
$2,476
$2,385
$2,485
$2,314
Occupancy
& Equipment
Prof Services,
Marketing
& PPS
All Other
Tech & Comm
Compensation
& Benefits
vs. 3Q10
Noninterest expense was higher by $91 million,
or 3.8%, driven by:
• Increased compensation (4.9%) and employee
benefits (18.7%)
• Increase in net occupancy & equipment (10.0%)
related to business expansion and technology
initiatives
• Increase in professional services (28.2%) due to
mortgage servicing-related projects
• Other expense lower primarily due to favorable
changes in other loan expense and costs related to
insurance and litigation matters, partially offset by
higher investments in affordable housing and other
tax-advantaged projects
vs. 2Q11
Noninterest expense was higher by $51 million,
or 2.1%, driven by:
• Higher compensation (1.7%) principally due to
additions to staff and higher incentives
• Increase in professional services (22.0%) due to
mortgage servicing-related projects
• Increase in marketing and business development
expenses (13.3%) due to the timing of payments-
related initiatives and an increase in the contribution to
the Company’s charitable foundation
All Other
Tech & Communications Prof Svcs, Marketing and PPS
Occupancy & Equip Compensation & Benefits

3Q11 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 3Q11 2Q11 1Q11 4Q10 3Q10
Beginning Reserve $173 $181 $180 $147 $101
Net Realized Losses (31) (43) (32) (27) (24)
Additions to Reserve 20 35 33 60 70
Ending Reserve $162 $173 $181 $180 $147
Mortgages
repurchased
and make-whole
payments $57 $72 $90 $69 $53
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $115 million
Repurchase requests expected to
decline over the next few quarters

Proven performance

Building momentum

Positioned to Win!

usbancorp

19 3Q11 Earnings Conference Call Positioned to Win

20 3Q11 Earnings Conference Call Appendix

3Q11 Earnings
Conference Call
YTD YTD
3Q11 2Q11 3Q10 2011 2010
Revenue Items
Securities gains (losses), net (9) $        (8) $        (9) $        (22) $      (64) $
Gain related to FCB acquisition -             -             -             46          -
Expense Items
ITS transaction debt extinguishment and expense -             -             -             -             18
Incremental Provision
(150)       (175)       -             (375)       200
ITS transaction equity impact (net of tax)* -             -             -             -             118
Notable Items
$ in millions
* Not a component of net income, but does impact net income applicable to U.S. Bancorp common shareholders and earnings per diluted common share

3Q11 Earnings
Conference Call
Regulatory Environment
Existing regulatory oversight actions
Future regulatory oversight actions
• Dodd-Frank Wall Street Reform and Consumer Protection Act
Consumer Financial Protection Bureau
• Residential mortgage foreclosure policy and procedures
FY 2010 Annual
Actual Run Rate
Overdraft Legislation $255 $440 - $480
Pricing and Policy Changes
Card Act $160 $250
Net Interest Margin and Fee Income
Durbin Amendment -- $300*
$ in millions, estimated reduction to revenue
* 4Q11 impact approximately $75 million ($0.24 per average transaction starting 4Q11)

3Q11 Earnings
Conference Call
Credit Quality
- Commercial Loans
40,726
41,700
42,683
44,135
46,484
1.49%
1.11% 1.19%
0.75%
0.77%
0
15,000
30,000
45,000
60,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Overall delinquencies and nonperforming loans continued to improve year-over-year and on a linked quarter basis
Net charge-offs increased slightly during the quarter, however, were down significantly from the prior year
Loan balances and commitments grew: utilization rates remain historically low
3Q10 2Q11 3Q11
Average Loans 40,726 44,135 46,484
30-89 Delinquencies 0.76% 0.46% 0.34%
90+ Delinquencies 0.22% 0.09% 0.09%
Nonperforming Loans 1.43% 0.78% 0.71%
20%
25%
30%
35%
40%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Revolving Line Utilization Trend
$ in millions

3Q11 Earnings
Conference Call
Credit Quality
- Commercial Leases
6,058
6,012
6,030
5,919
5,860
1.18%
1.12%
0.94% 0.88%
0.61%
0
2,000
4,000
6,000
8,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs improved, declining to 0.61% for the quarter
Credit quality continued to improve as overall delinquencies and nonperforming loans declined on a linked quarter and year-over-year basis
3Q10 2Q11 3Q11
Average Loans 6,058 5,919 5,860
30-89 Delinquencies 1.45% 1.00% 0.93%
90+ Delinquencies 0.02% 0.02% 0.02%
Nonperforming Loans 1.83% 0.73% 0.68%
$ in millions
Equipment
Finance
$2,376
Small Ticket
$3,484

3Q11 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
34,190
34,577
35,179
35,499 35,569
2.40%
2.51%
1.44%
1.85%
1.39%
0.93%
0.90%
0.59%
1.33%
1.72%
3.43%
5.67%
4.61%
6.54%
4.56%
0
10,000
20,000
30,000
40,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
2.5%
5.0%
7.5%
10.0%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs and nonperforming loans decreased on a linked quarter and on a year-over-year basis
Exposure to construction lending has decreased on a linked quarter basis by 7%
and a year-over-year basis by 19%
3Q10 2Q11 3Q11
Average Loans 34,190 35,499 35,569
30-89 Delinquencies 0.50% 0.45% 0.44%
90+ Delinquencies 0.05% 0.01% 0.08%
Nonperforming Loans 4.15% 3.84% 3.43%
Performing TDRs* 70 225 459
$ in millions
Multi-family
$1,560
Other
$960
Office
$788
A&D
Construction
$938
Retail
$827
Condo
Construction
$336
Residential
Construction
$1,181
Investor
$17,693
Owner
Occupied
$11,286
CRE Mortgage CRE Construction
Average Loans Net Charge-offs Ratio
NCO Ratio - Comm Mtg NCO Ratio - Construction
* TDR = troubled debt restructuring, 3Q11 increase principally due to the impact of new accounting guidance adopted in the current quarter
(FASB Accounting Standards Update No. 2011-02)

3Q11 Earnings
Conference Call
1,938 1,939 1,890
1,804
1,747
0
1,000
2,000
3,000
4,000
3Q10 4Q10 1Q11 2Q11 3Q11
Credit Quality
- Residential Mortgage
27,890
29,659
31,777
32,734
34,026
1.88%
1.75%
1.65%
1.46%
1.42%
0
9,000
18,000
27,000
36,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 760, weighted average LTV 68%)
as average loans increased 3.9% over 2Q11, driven by demand for refinancing
Continued to help home owners by successfully modifying 4,624 loans (owned and serviced) in
3Q11, representing $843 million in balances
Nonperforming loans, delinquencies and foreclosure inventory all improved
3Q10 2Q11 3Q11
Average Loans 27,890 32,734 34,026
30-89 Delinquencies 1.65% 1.11% 1.09%
90+ Delinquencies 1.75% 1.13% 1.03%
Nonperforming Loans 2.15% 2.03% 1.85%
Residential Mortgage
Performing TDRs
$ in millions
* Excludes GNMA loans, whose repayments are insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs ($866 million 3Q11)
*

3Q11 Earnings
Conference Call
3Q10 2Q11 3Q11
Average Loans 16,510 15,884 16,057
30-89 Delinquencies 1.85% 1.34% 1.38%
90+ Delinquencies 2.09% 1.32% 1.28%
Nonperforming Loans 1.21% 1.59% 1.53%
Credit Quality - Credit Card
16,510
16,403
16,124
15,884
16,057
7.11%
6.65%
6.21%
5.45%
4.40%
4.54%
5.62%
6.45%
7.21%
7.84%
0
5,000
10,000
15,000
20,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
4.0%
8.0%
12.0%
16.0%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Overall delinquencies were relatively flat for the quarter
Net charge-offs declined for the fifth consecutive quarter
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*
Core Portfolio
$15,562
Portfolios Acquired
at Fair Value
$495

3Q11 Earnings
Conference Call
Credit Quality - Home Equity
19,289
19,119
18,801
18,634
18,510
1.59%
1.64%
1.75%
1.72%
1.62%
0
6,000
12,000
18,000
24,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong credit quality portfolio (weighted average FICO 747, weighted average CLTV 72%) originated primarily through the retail branch network to existing bank customers on their primary residence
Loan demand remained soft for home equity products
Slight increases in early and late stage delinquencies
3Q10 2Q11 3Q11
Average Loans 19,289 18,634 18,510
30-89 Delinquencies 0.93% 0.78% 0.83%
90+ Delinquencies 0.73% 0.65% 0.67%
Nonperforming Loans 0.18% 0.22% 0.19%
Traditional: 87%
Wtd Avg LTV: 71%
NCO: 1.28%
Consumer Finance: 13%
Wtd Avg LTV: 80%
NCO: 3.57%
$ in millions

3Q11 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans continued to increase as demand for new auto leases remained strong
Retail leasing delinquencies have stabilized
Strong used auto values continued to reduce end of term risk and net charge-offs
3Q10 2Q11 3Q11
Average Loans 4,289 4,808 5,097
30-89 Delinquencies 0.46% 0.20% 0.19%
90+ Delinquencies 0.05% 0.02% 0.02%
Nonperforming Loans --% --% --%
$ in millions
90
100
110
120
130
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Manheim Used Vehicle Value Index*
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value
4,289
4,459
4,647
4,808
5,097
0.19%
0.09%
0.09%
0.00%
-0.08%
0
2,000
4,000
6,000
3Q10 4Q10 1Q11 2Q11 3Q11
-1.0%
0.0%
1.0%
2.0%
3.0%
Average Loans Net Charge-offs Ratio

3Q11 Earnings
Conference Call
Credit Quality - Other Retail
24,281
24,983
24,691
24,498
24,773
1.65%
1.45%
1.33%
1.16%
1.11%
0
7,000
14,000
21,000
28,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances increased 1.1% over 2Q11, as demand for auto loans remained strong
Net charge-offs continued to decline while nonperforming loans remained stable
Slight increase in early stage delinquencies; late stage delinquencies remained stable
3Q10 2Q11 3Q11
Average Loans 24,281 24,498 24,773
30-89 Delinquencies 0.81% 0.62% 0.67%
90+ Delinquencies 0.28% 0.20% 0.20%
Nonperforming Loans 0.11% 0.13% 0.12%
Installment
$5,379
Auto Loans
$11,279
Revolving
Credit
$3,325
Student
Lending
$4,790
$ in millions

3Q11 Earnings
Conference Call
$ in millions 3Q11  2Q11  1Q11  4Q10  3Q10
Total equity 34,210 $          33,341 $          31,335 $          30,322 $          29,943 $
Preferred stock (2,606)              (2,606)              (1,930)              (1,930)              (1,930)
Noncontrolling interests (980)                  (889)                  (828)                  (803)                  (792)
Goodwill (net of deferred tax liability) (8,265)              (8,300)              (8,317)              (8,337)              (8,429)
Intangible assets (exclude mortgage servicing rights) (1,209)              (1,277)              (1,342)              (1,376)              (1,434)
Tangible common equity (a) 21,150             20,269             18,918             17,876             17,358
Tier 1 Capital, determined in accordance with prescribed
   regulatory requirements using Basel I definition 28,081             27,795             26,821             25,947             24,908
Trust preferred securities (2,675)              (3,267)              (3,949)              (3,949)              (3,949)
Preferred stock (2,606)              (2,606)              (1,930)              (1,930)              (1,930)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (695)                  (695)                  (694)                  (692)                  (694)
Tier 1 common equity using Basel I definition (b) 22,105             21,227             20,248             19,376             18,335
Tier 1 capital, determined in accordance with prescribed
   regulatory requirements using anticipated Basel III definition 24,902             23,931             21,855             20,854
Preferred stock (2,606)              (2,606)              (1,930)              (1,930)
Noncontrolling interests of real estate investment trusts (667)                  (667)                  (667)                  (667)
Tier 1 common equity using anticipated Basel III definition (c) 21,629             20,658             19,258             18,257
Total assets 330,141           320,874           311,462           307,786           290,654
Goodwill (net of deferred tax liability) (8,265)              (8,300)              (8,317)              (8,337)              (8,429)
Intangible assets (exclude mortgage servicing rights) (1,209)              (1,277)              (1,342)              (1,376)              (1,434)
Tangible assets (d) 320,667           311,297           301,803           298,073           280,791
Risk-weighted assets, determined in accordance
  with prescribed regulatory requirements using Basel I definition (e) 261,115           252,882           247,486           247,619           242,490
Risk-weighted assets using anticipated Basel III definitions (f) 264,103           256,205           250,931           251,704
Ratios
Tangible common equity to tangible assets (a)/(d) 6.6% 6.5% 6.3% 6.0% 6.2%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(e) 8.5% 8.4% 8.2% 7.8% 7.6%
Tier 1 common equity to risk-weighted assets using anticipated Basel III definition (c)/(f) 8.2% 8.1% 7.7% 7.3%
Tangible common equity to risk-weighted assets (a)/(e) 8.1% 8.0% 7.6% 7.2% 7.2%
3Q11 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
Anticipated Basel III definitions reflect adjustments for changes to the related elements as proposed in December 2010 by regulatory agencies
Non-Regulatory Capital Ratios

U.S. Bancorp 3Q11 Earnings Conference Call U.S. Bancorp 3Q11 Earnings Conference Call October 19, 2011